Exhibit 10.28

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Warrant No. 1	July 24, 2020

GREENLIGHT BIOSCIENCES INC.

WARRANT TO PURCHASE SHARES OF SERIES D PREFERRED STOCK

This Warrant is issued to Leerink Partners Co-Investment Fund, LLC or its registered assigns by GreenLight Biosciences Inc., a Delaware corporation (the “Company”).

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the holder (“Holder”) of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to Eight Hundred Seventy Four Thousand One Hundred Thirty (874,130) fully paid and nonassessable shares of the Company’s Series D Preferred Stock, $0.001 par value per share (the “Series D Preferred Stock”), in each case as such number may be adjusted from time to time in accordance with the terms hereof (the “Shares”).

2. Exercise Price; Term.

(a) Exercise Price. The exercise price for each Share (as adjusted from time to time in accordance with the terms hereof, the “Exercise Price”) shall be: $1.8118.

(b) Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending on the expiration of this Warrant pursuant to Section 12 hereof.

3. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(a) the surrender of the Warrant, together with a notice of exercise to the President or Secretary of the Company at its principal offices substantially in the form attached hereto as Exhibit 1; and

(b) the payment to the Company, in cash, of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. Net Exercise. In lieu of cash exercising this Warrant, the holder of this Warrant may elect to exercise this Warrant on a “Net Exercise” basis by surrender of this Warrant to the President or Secretary of the Company at the principal office of the Company, together with notice of such election, in which event the Company shall issue to the holder hereof a number of Shares computed using the following formula:

Y(A-B)

X =                 A

Where

X = The number of Shares to be issued to the holder of this Warrant.

Y = The number of Shares purchasable under this Warrant.

A = The fair market value of one Share, as determined in good faith by the Company’s Board of Directors.

B = The Exercise Price (as adjusted to the date of such calculations).

5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within fourteen (14) days of the delivery of the exercise notice and payment therefor.

6. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall, from and after the date hereof and at any time prior to the expiration of this Warrant subdivide the outstanding shares of Series D Preferred Stock, by split-up or otherwise, or combine the outstanding shares of Series D Preferred Stock, or issue shares of Series D Preferred Stock as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per Share, such that the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassifications, Reorganizations, Conversions. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), or any automatic or mandatory conversion of all of the outstanding shares of the class or series of capital stock for which this Warrant is then exercisable, then the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, change or conversion by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, change or conversion. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per Share payable hereunder, provided the aggregate Exercise Price shall remain the same.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

(d) Other Action Affecting Shares. In the event that the Company shall make a distribution in respect of the outstanding shares of Warrant Stock that is not elsewhere described in this Section 7, the Holder shall be entitled, upon exercise of this Warrant, to receive from the Company its pro rata share of any such distribution such that the Holder receives, upon exercise of this Warrant, the same type and amount of property which such Holder would have received if such Holder had exercised this Warrant immediately prior to such distribution or the date the Company shall take a record of the holders of its shares for purposes of such distribution, as applicable, and, from and after the date of such distribution, the Company shall hold and set aside (or cause to be held and set aside in a commercially reasonable manner) an amount of such property equal to the Holder’s pro rata portion thereof for distribution to the Holder pursuant hereto.

8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the fair market value thereof then in effect.

9. Restrictive Legend. The Shares issuable upon exercise of this Warrant (unless registered under the Securities Act of 1933, as amended (the “Securities Act”)) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH CLASS OF STOCK OR SERIES OF ANY CLASS ARE SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A CERTAIN FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT BY AND AMONG THE STOCKHOLDER, THE CORPORATION AND CERTAIN OTHER HOLDERS OF STOCK OF THE CORPORATION, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN FIFTH AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE STOCKHOLDER, THE CORPORATION AND CERTAIN OTHER HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A FIFTH AMENDED AND RESTATED VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT VOTING AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.

10. Warrant Transferable. Subject to compliance with the terms and conditions of this Section 10, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by a written instruction of transfer substantially in the form attached hereto as Exhibit 2; provided that the transferee consents in writing to be bound by the terms of this Warrant, the Fifth Amended and Restated Investors’ Rights Agreement dated as of June 15, 2020 by and among the Company and the other parties thereto (the “IRA”), the Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of June 15, 2020 by and among the Company and the other parties thereto (the “ROFR and Co-Sale Agreement”) and the Fifth Amended and Restated Voting Agreement dated as of June 15, 2020 by and among the Company and the other parties thereto (the “Voting Agreement”) (together with the IRA and ROFR and Co-Sale Agreement, collectively, the “Stockholder Agreements”). With respect to any offer, sale or other disposition of this Warrant prior to registration of such Warrant, the Holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof and indicating whether or not under the Securities Act certificates for this Warrant require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and the written consent of the proposed transferee agreeing to be bound by the terms hereunder, the Company, as promptly as practicable, shall notify the Holder that it may sell or otherwise dispose of this Warrant, all in accordance with the terms of the notice delivered to the Company. Each instrument representing this Warrant or any portion thereof in the event of a transfer in accordance with this Section 10 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

11. “Market Stand-off” Agreement. Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock, par value $0.001 per share (“Common Stock”), or any other equity securities under the Securities Act on a registration statement on Form S-1, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the Company’s first underwritten public offering of its Common Stock under the Securities Act (the “IPO”), which period may be extended upon the request of the managing underwriter, to the extent required by any NASD rules, for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The underwriters in connection with such registration are intended third party beneficiaries of this Section 11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 11 or that are necessary to give further effect thereto.

12. Rights of Stockholders. Except as expressly set forth in Section 7 hereof, no holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights until the Warrant shall have been exercised. With respect to the Shares, Holder hereby accepts and assumes all rights and obligations of, and becomes a party to the Stockholder Agreements as, an “Investor” and “Stockholder” under the Stockholder Agreements and will execute a joinder to the Stockholder Agreements if requested by the Company.

13. Expiration of Warrant; Notice of Certain Events Terminating This Warrant.

(a) This Warrant shall expire and shall no longer be exercisable upon the earliest to occur of:

(i) 5:00 p.m., Eastern Standard time, on July [24], 2025;

(ii) the consummation of a Sale of the Company (as defined below); and

(iii) the consummation of the Company’s first underwritten public offering of its Common Stock.

(b) “Sale of the Company” means (a) a “Deemed Liquidation Event” as defined in the Company’s certificate of incorporation in effect at the time of such event or (b) the sale, in a single transaction or series of related transactions, in which a person or entity, or a group of related persons or entities, acquires from stockholders of the Company shares representing greater than fifty percent (50%) of the outstanding voting power of the Company.

(c) The Company shall provide at least ten (10) days prior written notice to the Holder of any event set forth in Section 12(a)(ii) or (iii).

14. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at One Federal Street, 37th Floor, Boston, MA 02110, and (ii) if to the Company, at the address of its principal corporate offices (attention: President) or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

15. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.

15. Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company and of the holder of this Warrant shall survive the exercise of this Warrant.

16. Facsimile Signatures. This Warrant may be executed by facsimile signatures.

17. Amendments. Except as otherwise expressly set forth in this Warrant, any term of this Warrant may be amended or waived (either retroactively or prospectively) with the written consent of the Company and the Holder hereof.

18. No Waiver. No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver in the future except to the extent specifically set forth in writing.

19. No Impairment. The Company shall not by any action, including, without limitation, through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other similar action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times carry out of all such terms and take all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

GREENLIGHT BIOSCIENCES INC.

By:	/s/Andrey Zarur
Name: Andrey Zarur
Title: President

EXHIBIT 1

NOTICE OF EXERCISE

TO:   GreenLight Biosciences Inc.

200 Boston Avenue, Suite 3100

Medford, MA 02155-4257

Attention: President

1. The undersigned hereby elects to purchase shares of pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please check the applicable blank):

☐

The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

☐	The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)
(Address)

(Signature)

(Name)

(Date)	(Title)

EXHIBIT 2

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________ the right represented by the attached Warrant to purchase ___________ shares of _____________________________ of GreenLight Biosciences Inc., a Delaware corporation, to which the attached Warrant relates, and appoints ________________________________Attorney to transfer such right on the books of ________________, with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of: